PART IV

ITEM. 25  LIST OF SUBSIDIARIES

         100% Owned Subsidiaries

         EastGroup Florida Holdings, Inc.
         EastGroup Jacksonville, Inc.
         EastGroup Properties General Partners, Inc.
         EastGroup Properties Holdings, Inc.
         EastGroup San Antonio, Inc.
         EastGroup Sunbelt, Inc.
         EastGroup Tampa, Inc.
         EastGroup Texas, Inc.
         LNH Florida, Inc.
         EastGroup Acquisition Corp. II
         Nash IND Corporation

         Partnerships and LLC's with Partner and Members Indented:

         EastGroup Properties, L.P.
           98+% EastGroup Properties Holdings, Inc.
             1% EastGroup Properties General Partners, Inc.
            Less than 1% UPREIT unitholder
         EGP San Antonio Partners, Ltd.
           99% EastGroup Properties, Inc.
             1% EastGroup San Antonio, Inc.
         M.O.R. XXXVI Associates Limited
           99% EastGroup Properties, Inc.
             1% EastGroup Florida Holdings, Inc.
         IBG Wiegman Road Associates
               80% Profit interest EastGroup Properties, L.P.
           49% Capital interest EastGroup Properties, L.P.
           31% Capital interest EastGroup Properties, Inc.
           20% Investment Building Group
         Sample I-95 Associates
           99% EastGroup Properties, Inc.
             1% EastGroup Florida Holdings, Inc.
         EastGroup Tennessee Properties, L.P.
           95% EastGroup Holdings, Inc.
             5% Nash IND Corporation
         EastGroup Florida Properties, L.P.
           99% EastGroup Properties, Inc.
             1% EastGroup Properties General Partners, Inc.
         University Business Center Associates
           80% Profit interest EastGroup Properties, L.P.
           49% Capital interest EastGroup Properties, L.P.
               31% Capital interest EastGroup Properties, Inc.
           20% JCB Limited
         EastGroup Southbay, LLC 100% EastGroup Properties, L.P.
         EastGroup Realty Services, LLC 100% EastGroup Properties, L.P. EastGroup Realty Services of Florida, LLC
           100% EastGroup Realty Services, LLC